Putnam
New York
Tax Exempt
Income Fund

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

5-31-02

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FROM THE TRUSTEES

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Dear Fellow Shareholder:

We are pleased to report that in a difficult market and economic environment Putnam New York Tax Exempt Income Fund delivered solid absolute and relative returns during the six months ended May 31, 2002. These results were achieved in no small measure by the investment strategy pursued by your fund's management team throughout the period.

On the following pages, you will find a full discussion of what has been driving the fund's performance as well as a view of prospects for the months ahead.

You may notice as you read this report that we are now listing the team that manages your fund. We do this to reflect more accurately how your fund is managed as well as Putnam's firm belief in the value of team management. The names of the individuals who comprise the management team are shown at the end of management's discussion of performance.

We know that Putnam Investments values its relationship with you and its other shareholders and appreciates your loyalty during these times of restructuring of staff and products in the pursuit of superior investment performance in the future.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
July 17, 2002

REPORT FROM FUND MANAGEMENT

This fund is managed by the Putnam
Tax Exempt Fixed-Income Team

During the six months ended May 31, 2002, bond investors saw a paradigm shift in market psychology, as the U.S. economy began to exhibit signs of recovery. Inflation, a barometer for fixed-income returns, remains contained at this time, but the Federal Reserve Board has made it clear that it will raise interest rates if it sees convincing signs of growth. The potential for higher rates has been creating greater price fluctuations in the bond market over the period. However, the renewed opportunities for higher income are providing a welcome counterweight to this event as well as to the ongoing volatility in the stock market.

Putnam New York Tax Exempt Income Fund's returns for the first half of its fiscal year were in line with the average for its Lipper category but were slightly behind those of its benchmark, the Lehman Municipal Bond Index. We consider this a reflection of the fact that the index contains a nationwide cross section of bonds and thus has exposure to a larger number of opportunities than a single-state fund. (Note also that a nationwide tax-exempt investment cannot provide the same additional tax advantages that a New York fund can offer in-state investors.) We believe our efforts to reduce the portfolio's sensitivity to changes in interest rates through duration-management strategies made a critical contribution to performance over this period.

Total return for 6 months ended 5/31/02

      Class A         Class B         Class C          Class M
    NAV     POP      NAV   CDSC      NAV   CDSC      NAV     POP
-----------------------------------------------------------------------
    2.27%  -2.61%   1.94%  -3.06%    1.86%  0.86%    2.23%  -1.14%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Transportation          15.3%

Utilities                8.9%

Education                8.4%

Water and
sewer                    6.8%

Health care              3.9%

Footnote reads:
*Based on net assets as of 5/31/02. Holdings will vary over time.


* FIXED-INCOME MARKETS IN TRANSITION; SHORTENED DURATION SOFTENS VOLATILITY

After months of dramatic declines in interest rates and rising bond prices, the fixed-income markets have entered a period of transition. When statistics began to suggest that the U.S. economy was recovering, the Federal Reserve Board shifted gears at its March 19 meeting, moving from its historically accommodative policy during most of 2001 to a more neutral bias.

Fund Profile

Putnam New York Tax Exempt Income Fund seeks to provide high current income free from federal, New York state, and New York City income taxes, consistent with the preservation of capital. It is suitable for New York investors seeking tax-free income through a diversified portfolio of municipal bonds.

Several events, including a recovering equity market, an improving economy, and positive news from the war in Afghanistan, contributed to a large sell-off in the municipal-bond market in the final months of 2001, which coincided with the early months of your fund's reporting period. Short- and intermediate-maturity bonds were hit the hardest. Since then, the municipal-bond market has been somewhat volatile, but became less so as we approached the end of the reporting period. Yield increases have occurred across all maturities of the municipal-bond yield curve in the past six months, which has had a negative effect on the fund's net asset value.

One of the effective tools we have for reducing the fund's relative volatility is duration management. Our ability to shorten or lengthen the portfolio's duration -- a measure of interest-rate sensitivity -- is a bit of a fine-tuning skill and often involves repositioning assets to achieve the desired effect. To that end, beginning in November, we began adjusting the duration by selling and purchasing bonds in different areas of the yield curve. In addition, we sold several discount-coupon bonds, which tend to do well in falling interest-rate markets and poorly in rising interest-rate markets. As a result of our efforts, the fund's duration, which was 7.79 years on November 30, 2001, fell to 7.18 years by May 31, 2002. If municipal-bond yields began to climb, this defensive positioning should prove beneficial.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA -- 38.6%

Aa/AA -- 30.3%

A -- 13.9%

Baa/BBB -- 6.6%

Ba/BB -- 4.5%

B -- 1.3%

Other -- 4.8%

Footnote reads:
*As a percentage of market value as of 5/31/02. A bond rated BBB/Baa or higher is considered investment grade. All ratings reflect Moody's and Standard & Poor's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


* ASSETS REPOSITIONED INTO SHORT AND LONG END OF YIELD CURVE

For much of 2001, your portfolio was spread across a wide array of bond maturities, with a focus on the intermediate part of the yield curve. Since intermediate-maturity bonds typically benefit the most when interest rates fall and the yield curve steepens, our strategy of bulleting assets had a positive effect on performance when the Federal Reserve Board was easing. However, as the U.S. economy began to show signs of improving, we started selectively selling holdings in the intermediate part of the curve and buying on the very short and long ends. Money-market securities and longer-term bonds often do not experience as much price volatility when the yield curve flattens -- as we expect it will in the coming months.

The restructuring of the Metropolitan Transportation Authority (MTA), which is designed to streamline debt issuance, provided us with a timely opportunity to add long-term bonds to your portfolio. The MTA, which is one of the largest issuers of municipal bonds in and around New York City, oversees the transportation infrastructure. In the past, the MTA issued revenue bonds through the auspices of its various sub-organizations -- be it the subway, highway, or bridge authority, for example.

Between May and October, the MTA will sell $12 billion in bonds -- the largest issuance in the history of the municipal-bond market. We participated in the initial offering, purchasing AMBAC- and FSA-insured bonds with maturity dates of 11/15/19 and 11/15/30 for your fund. In addition, the new MTA bonds are replacing outstanding issuance -- prompting the advance refunding of several of your fund's current holdings, which we'd added in anticipation of this restructuring.


"We're in the part of the economic cycle where it makes sense to protect the fund from the increased market volatility brought on by changing interest rates."

-- David Hamlin, Portfolio Member, Putnam New York Tax Exempt Income Fund

In an advance refunding, or prerefunding, an issuer floats a second bond in order to raise funds to pay off an older bond, generally at the first call date. The proceeds from the second bond are invested in top-quality instruments, usually U.S. Treasury securities that will mature close to the time that the older bond can be called. The added safety is often perceived as equal to a credit upgrade by the market, and it can boost the bond's price. This process is favorable for your fund, because it helps shorten duration, removes some risk from the portfolio, reduces price volatility, and strengthens the credit quality of the prerefunded issues.

New York City's general obligations bonds (GOs), which had underperformed early in your fund's fiscal year, also represented an attractive buying opportunity during the reporting period. Your fund began its fiscal year underweighted in these bonds, which we'd trimmed prior to September 11 due to our concerns about overvaluation. These bonds underperformed into 2002, in response to investor concerns about a potential credit-rating downgrade and fears that there would be a flood of new GO issuance following the attacks. Neither came to pass.

As of November 30, the most recent review, the major rating agencies had affirmed their investment-grade ratings of New York City general obligation bonds. In December, we bought $20 million in New York City GOs for your fund at a very attractive price, which we believe reflected the market's uncertainty and emotion rather than the true fundamentals of the underlying issue. At the time of purchase, these bonds were trading at a favorable 50 basis point yield premium to the benchmark AAA-rated municipal bond. Just last summer, that yield spread was only about 10 basis points.

* BRIDGING THE INTEREST RATE CYCLE

We're at an inflection point in terms of interest rates and the yield curve. The Fed has clearly ended its accommodative policy and will begin tightening at some point. What we don't know is when they will raise rates and by how much. We believe that the rate increases will probably happen later -- perhaps as late as early 2003 -- and probably be more substantial than most analysts currently expect. Right now the strength of the recovery is still somewhat uncertain, with conflicting reports making it difficult to determine when corporate profits will improve. Furthermore, the accounting problems of Enron and other companies have cast a shadow over all the financial markets. We believe these issues will be resolved in due course, and that the renewed emphasis by corporations and municipalities to value strong balance sheets, debt reduction, and fiscal conservatism will be beneficial for bond investors.

The fund is positioned for an eventual rise in interest rates, narrowing credit spreads, and a flatter yield curve. We are comfortable with the portfolio's duration at this time but will adjust it accordingly to changing market conditions when appropriate. We will continue to exercise a slightly defensive strategy, believing the fund's credit quality and yield-curve positioning can help protect its net asset value while securing more attractive income opportunities through a rising-interest-rate environment.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 5/31/02, there is no guarantee the fund will continue to hold these securities in the future. The fund concentrates its investments in one region or in one sector and involves more risk than a fund that invests more broadly.

This fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the team are Susan McCormack (Portfolio Leader), David Hamlin (Portfolio Member), Paul Drury (Portfolio Member), Richard Wyke
(Portfolio Member), Jerome Jacobs, and Joyce Dragone.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 5/31/02

                     Class A        Class B         Class C         Class M
(inception dates)   (9/2/83)       (1/4/93)        (7/26/99)       (4/10/95)
                   NAV    POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months          2.27%  -2.61%   1.94%  -3.06%   1.86%   0.86%   2.23%  -1.14%
------------------------------------------------------------------------------
1 year            5.27    0.22    4.59   -0.41    4.43    3.43    5.07    1.70
------------------------------------------------------------------------------
5 years          30.56   24.35   26.38   24.39   25.02   25.02   28.74   24.50
Annual average    5.48    4.46    4.79    4.46    4.57    4.57    5.18    4.48
------------------------------------------------------------------------------
10 years         79.11   70.54   66.85   66.85   64.73   64.73   73.39   67.73
Annual average    6.00    5.48    5.25    5.25    5.12    5.12    5.66    5.31
------------------------------------------------------------------------------
Annual average
(life of fund)    8.21    7.93    7.37    7.37    7.32    7.32    7.77    7.58
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 5/31/02

                           Lehman Municipal         Consumer
                             Bond Index            price index
------------------------------------------------------------------------------
6 months                        2.56%                 1.07%
------------------------------------------------------------------------------
1 year                          6.50                  1.13
------------------------------------------------------------------------------
5 years                        35.59                 12.12
Annual average                  6.28                  2.31
------------------------------------------------------------------------------
10 years                       92.26                 28.49
Annual average                  6.76                  2.54
------------------------------------------------------------------------------
Annual average
(life of fund)                  8.66                  3.16
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception are derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

LIPPER INFORMATION:

The average cumulative return for the 103 funds in the Lipper New York Municipal Debt Funds category over the 6 months ended 5/31/02 was 2.27%. Over the 1-, 5-, and 10-year periods ended 5/31/02, annualized returns for the category were 5.37%, 5.24%, and 6.05%, respectively.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 5/31/02

                            Class A      Class B      Class C      Class M
------------------------------------------------------------------------------
Distributions
(number)                       6            6            6            6
------------------------------------------------------------------------------
Income 1                   $0.196683    $0.167925    $0.161673    $0.183643
------------------------------------------------------------------------------
Capital gains 1                --          --           --           --
------------------------------------------------------------------------------
  Total                    $0.196683    $0.167925    $0.161673    $0.183643
------------------------------------------------------------------------------
Share value:              NAV     POP      NAV          NAV      NAV     POP
------------------------------------------------------------------------------
11/30/02                 $8.79   $9.23    $8.77        $8.79    $8.79   $9.09
------------------------------------------------------------------------------
5/31/02                   8.79    9.23     8.77         8.79     8.80    9.10
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current
dividend
rate 2                    4.40%   4.19%    3.75%        3.60%    4.09%   3.96%
------------------------------------------------------------------------------
Taxable equivalent (a) 3  7.69    7.33     6.56         6.29     7.15    6.92
------------------------------------------------------------------------------
Taxable equivalent (b) 3  8.01    7.63     6.82         6.55     7.44    7.21
------------------------------------------------------------------------------
Current
30-day SEC
yield 4                   3.95    3.76     3.30         3.16     3.65    3.53
------------------------------------------------------------------------------
Taxable equivalent (a) 3  6.91    6.57     5.77         5.53     6.38    6.17
------------------------------------------------------------------------------
Taxable equivalent (b) 3  7.19    6.84     6.01         5.75     6.64    6.42
------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

3 Assumes (a) maximum 42.81% combined 2002 federal income tax and New
  York state personal income tax rates or (b) maximum 45.05% combined 2002 federal, New York state, New York City tax rates. Results for investors subject to lower tax rates would not be as advantageous.

4 Based only on investment income, calculated using SEC guidelines.


TOTAL RETURN FOR PERIODS ENDED 6/30/02 (most recent calendar quarter)

                     Class A        Class B         Class C         Class M
(inception dates)   (9/2/83)       (1/4/93)        (7/26/99)       (4/10/95)
                   NAV    POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months          4.89%  -0.08%   4.57%  -0.44%   4.49%   3.49%   4.74%   1.34%
------------------------------------------------------------------------------
1 year            6.03    0.95    5.35    0.35    5.19    4.19    5.71    2.32
------------------------------------------------------------------------------
5 years          30.72   24.54   26.68   24.68   25.12   25.12   28.89   24.67
Annual average    5.50    4.49    4.84    4.51    4.58    4.58    5.21    4.51
------------------------------------------------------------------------------
10 years         76.73   68.26   64.94   64.94   62.56   62.56   71.10   65.62
Annual average    5.86    5.34    5.13    5.13    4.98    4.98    5.52    5.17
------------------------------------------------------------------------------
Annual average
(life of fund)    8.24    7.96    7.41    7.41    7.36    7.36    7.80    7.61
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax exempt bonds. It assumes reinvestment of all distributions and does not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
May 31, 2002 (Unaudited)

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
FGIC                -- Financial Guaranty Insurance Company
FHA Insd.           -- Federal Housing Administration Insured
FRB                 -- Floating Rate Bonds
FSA                 -- Financial Security Assurance
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
MBIA                -- MBIA Insurance Company
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (98.2%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
New York (93.5%)
-------------------------------------------------------------------------------------------------------------------
$         2,700,000 Buffalo, G.O. Bonds, Ser. A, FGIC, 4s, 2/1/04                         Aaa         $   2,770,875
          9,000,000 Cicero Local Dev. Corp. Rev. Bonds (Cicero Cmnty.
                    Recreation Project), Ser. A, 6 3/4s, 5/1/42                           Baa2            9,461,250
                    Dutchess Cnty., Indl. Dev. Agcy. Rev. Bonds
         13,500,000 (Bard College Civic Fac.), 5 3/4s, 8/1/30                             A3             14,006,250
         15,000,000 (Vassar College), 5.35s, 9/1/40                                       Aa2            15,037,500
                    Erie Cnty., G.O.Bonds
          2,470,000 Ser. C, AMBAC, 5 1/2s, 7/1/29                                         Aaa             2,544,100
          4,160,000 Ser. B, AMBAC, 5 3/8s, 7/1/20                                         Aaa             4,300,400
          5,000,000 Long Island, Pwr. Auth. Elec. Syst. Rev. Bonds, Ser. A,
                    5 1/8s, 9/1/29                                                        A-              4,762,500
         13,750,000 Long Island, Pwr. Auth. NY Elec. Syst. IFB, 9.95s, 12/1/24
                    (acquired 5/19/98, cost $14,946,250) (RES)                            BBB+/P         14,643,750
         10,000,000 Long Island, Pwr. Auth. Rev. Bonds, MBIA, 5s, 4/1/04                  Aaa            10,475,000
         13,000,000 Long Island, Pwr. Auth. VRDN, Ser. 2, 1.55s, 5/1/33                   A-1+/P         13,000,000
                    Metropolitan Trans. Auth. Rev. Bonds, Ser. A
          7,000,000 AMBAC, 5 1/2s, 11/15/19                                               Aaa             7,350,000
         10,000,000 FSA, 5s, 11/15/30                                                     Aaa             9,637,500
                    Metropolitan Trans. Auth. Svcs. Contract Fac. Rev. Bonds
          3,750,000 (Trans. Fac.), Ser. 3, 7 3/8s, 7/1/08                                 AA-             4,270,313
         20,820,000 (Trans. Fac.), Ser. O, 5 3/4s, 7/1/13                                 AA-            23,188,275
         12,500,000 (Commuter Fac.), Ser. O, 5 1/2s, 7/1/17                               AA-            13,562,500
         24,345,000 (Trans. Fac.), Ser. O, 5 1/2s, 7/1/17                                 AA-            26,414,325
          7,000,000 Metropolitan Trans. Auth. Fac. IFB, 10.46s, 4/1/25
                    (acquired 2/11/00, cost $6,684,580) (RES)                             A3              7,787,500
                    Metropolitan Trans. Auth. Fac. Rev. Bonds
         15,400,000 Ser. A, MBIA, 6 1/4s, 4/1/14                                          Aaa            18,056,500
          8,245,000 Ser. A, MBIA, 6 1/4s, 4/1/13                                          Aaa             9,595,119
         11,020,000 (Trans. Fac.), Ser. A, 6s, 7/1/24                                     A              12,659,225
          5,480,000 Ser. A, MBIA, 6s, 7/1/12                                              Aaa             6,391,050
          6,395,000 Ser. C, AMBAC, 5 5/8s, 7/1/27                                         Aaa             7,210,363
         10,275,000 Ser. A, FSA, 5 1/4s, 4/1/13                                           Aaa            10,904,344
         21,235,000 (Dedicated Tax Fund), Ser. A, FGIC, 4 3/4s, 4/1/28                    Aaa            19,589,288
                    Nassau Cnty., G.O. Bonds, Ser. E, FSA
          1,125,000 6s, 3/1/20                                                            Aaa             1,210,781
          2,790,000 6s, 3/1/19                                                            Aaa             3,009,713
          2,735,000 6s, 3/1/18                                                            Aaa             2,967,475
          3,465,000 6s, 3/1/16                                                            Aaa             3,798,506
          2,580,000 5.9s, 3/1/15                                                          Aaa             2,812,200
                    Nassau Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (North Shore Hlth. Syst.)
            410,000 Ser. A, 6 1/4s, 11/1/21                                               BB+/P             407,950
          1,500,000 Ser. B, 5 7/8s, 11/1/11                                               BB+/P           1,490,625
          1,615,000 Ser. D, 4 7/8s, 11/1/05                                               BB+/P           1,615,000
          3,000,000 Niagara Cnty., Indl. Dev. Agcy. Rev. Bonds, Ser. D,
                    5.55s, 11/15/24                                                       Baa1            3,030,000
                    NY City, G.O. Bonds
         12,325,000 Ser. B, 8 1/4s, 6/1/05                                                A              14,050,500
         18,675,000 Ser. B, MBIA, 6 1/2s, 8/15/11                                         AAA            21,709,688
         21,495,000 Ser. D, MBIA, 6 1/2s, 11/1/10                                         AAA            24,934,200
            945,000 Ser. I, 6 1/4s, 4/15/27                                               Aaa             1,087,931
          1,845,000 Ser. I, 6 1/4s, 4/15/17                                               Aaa             2,124,056
         20,000,000 Ser. B, 5 1/2s, 12/1/11                                               A2             21,325,000
                    NY City, Indl. Dev. Agcy. Rev. Bonds
         17,350,000 (Visy Paper Inc.), 7.95s, 1/1/28                                      B+/P           18,195,813
         19,000,000 (Brooklyn Polytech U. Project J), 6 1/8s, 11/1/30                     Baa3           19,665,000
          7,000,000 (Horace Mann School), MBIA, 5s, 7/1/28                                Aaa             6,790,000
          2,500,000 NY City, VRDN, 1.4s, 8/1/09                                           VMIG1           2,500,000
          7,000,000 NY City, City Transitional Fin. Auth. IFB, 10.147s,
                    11/15/29 (acquired 2/4/00, cost $6,788,320) (RES)                     AA/P            7,997,500
                    NY City, City Transitional Fin. Auth Rev. Bonds
          6,500,000 Ser. A, 5 3/4s, 8/15/24                                               AA+             6,816,875
         15,000,000 Ser. C, 5 1/2s, 5/1/25                                                AA+            15,356,250
          3,600,000 Ser. B, 5 1/4s, 11/15/05                                              AA+             3,883,500
          5,000,000 (NY City Recvy.), Ser. A, 3 1/4s, 10/2/02                             MIG1            5,030,700
          1,246,000 NY City, Cultural Res. VRDN (Soloman R. Guggenheim),
                    Ser. B, 1 1/2s, 12/1/15                                               A-1+/P          1,246,000
                    NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
         29,625,000 (American Airlines, Inc.), 6.9s, 8/1/24                               BB             25,810,781
         14,465,000 (Terminal One Group Assn.), 6 1/8s, 1/1/24                            A3             14,627,731
          5,000,000 NY City, Metropolitan Trans. Auth. Rev. Bonds,
                    Ser. A, AMBAC, 5 1/4s, 1/1/29                                         Aaa             5,006,250
                    NY City, Muni. Assistance Corp. Rev. Bonds
          5,150,000 Ser. E, 6s, 7/1/04                                                    Aa1             5,529,813
         20,000,000 Ser. P, 5s, 7/1/08                                                    Aa1            21,500,000
          4,550,000 Ser. O, 5s, 7/1/05                                                    Aa1             4,845,750
         17,500,000 NY City, Muni. Wtr. & Swr. Fin. Auth. IFB, MBIA,
                    8.72s, 6/15/08                                                        Aaa            19,031,250
         13,000,000 NY City, Muni. Wtr. & Swr. Fin. Auth. IFB, 13.04s,
                    6/15/11 (acquired 8/9/91, cost $13,487,027) (RES) (SEG)               Aaa            19,207,500
          6,000,000 NY City, Muni. Wtr & Swr. Fin. Auth. VRDN, Ser. G,
                    1.15s, 6/15/24                                                        VMIG1           6,000,000
         10,000,000 NY City, Muni. Wtr. & Swr. Fin. Auth. VRDN, Ser. A,
                    FGIC, 1 1/2s, 6/15/25                                                 VMIG1          10,000,000
          5,600,000 NY City, NY State Dorm. Auth. Lease Rev. Bonds
                    (Court Fac.), 6s, 5/15/39                                             A               5,936,000
          3,000,000 NY City, NY State Dorm. Auth. Rev. Bonds
                    (Westchester Cnty.), 5 1/4s, 8/1/18                                   Aa1             3,078,750
          5,550,000 NY Metropolitan Trans. Auth. Rev. Bonds (Commuter
                    Facs.), Ser. A, 6s, 7/1/24                                            A               6,375,563
         13,250,000 NY State Dorm. Auth. IFB, MBIA, 9.646s, 7/1/13
                    (acquired 10/22/97, cost $15,237,500) (RES)                           AAA/P          16,512,813
                    NY State Dorm. Auth. Rev. Bonds
         18,800,000 (City U. Syst.), Ser. C, 7 1/2s, 7/1/10                               Baa1           22,207,500
          2,500,000 (Mount Sinai Hlth.), Ser. A, 6.6s, 7/1/26                             Baa2            2,575,000
          3,000,000 (Mount Sinai Hlth.), Ser. A, 6 1/2s, 7/1/25                           Baa2            3,176,250
          8,950,000 (State U. Edl. Fac.), Ser. A, FSA, 5 7/8s, 5/15/17                    Aaa            10,113,500
         13,200,000 (State U. Edl. Fac.), Ser. A, 5 7/8s, 5/15/11                         AA-            14,817,000
          6,000,000 (NY Dept. of Ed.), Ser. A , MBIA, 5 3/4s, 7/1/20                      Aaa             6,615,000
         45,385,000 (U. Syst. Construction), Ser. A, 5 3/4s, 7/1/18                       AA-            50,150,425
         10,000,000 (Columbia U.), Ser. A, 5 3/4s, 7/1/10                                 Aaa            11,250,000
         15,600,000 (U. Syst. Construction), Ser. A, 5 5/8s, 7/1/16                       AA-            17,179,500
          7,500,000 (NYU), Ser. 1, AMBAC, 5 1/2s, 7/1/40                                  Aaa             7,931,250
          3,500,000 (NYU), Ser. 1, AMBAC, 5 1/2s, 7/1/31                                  Aaa             3,710,000
         16,055,000 (State U. Edl. Fac.), Ser. A, 5 1/2s, 5/15/13                         AA-            17,520,019
         19,960,000 (Mental Hlth. Svcs. Fac. Impt. D), FSA, 5 1/4s, 8/15/30               Aaa            19,935,050
          3,000,000 (Yeshiva U.), AMBAC, 5s, 7/1/30                                       Aaa             2,902,500
          3,000,000 (U. of Rochester), Ser. A, 5s, 7/1/27                                 Aaa             2,921,250
          2,700,000 (Yeshiva U.), AMBAC, 5s, 7/1/26                                       Aaa             2,649,375
          2,000,000 (Columbia U.), Ser. B, 5s, 7/1/24                                     Aaa             1,975,000
          2,000,000 (Columbia U.), Ser. B, 5s, 7/1/23                                     Aaa             1,982,500
          7,500,000 (Columbia U.), 5s, 7/1/22                                             Aaa             7,471,875
          3,000,000 (Columbia U.), Ser. B, 5s, 7/1/22                                     Aaa             2,988,750
         13,750,000 (Colgate U.), MBIA, 4 3/4s, 7/1/28                                    Aaa            12,684,375
         23,250,000 (St. John's U.), MBIA, 4 3/4s, 7/1/28                                 Aaa            21,448,125
          8,740,000 NY State Dorm. Auth. VRDN (Oxford U.
                    Press Inc.), 1.6s, 7/1/23                                             VMIG1           8,740,000
         10,000,000 NY State Energy Res. & Dev. Auth. Gas Fac. IFB
                    (Brooklyn Union Gas Co.), Ser. B, 11.896s, 7/1/26                     A+             12,000,000
                    NY State Energy Res. & Dev. Auth. Poll.
                    Control Rev. Bonds
         10,000,000 (Niagara Mohawk Pwr. Corp.), Ser. A,
                    FGIC, 7.2s, 7/1/29                                                    Aaa            11,062,500
          6,000,000 (Lilco Project), Ser. B, 5.15s, 3/1/16                                A-              6,007,500
                    NY State Energy Res. & Dev. Auth. VRDN
         26,235,000 (Elec. & Gas), 1.52s, 6/1/29                                          VMIG1          26,235,000
         18,000,000 (Niagara Mohawk Pwr. Corp.), Ser. A, 1.65s, 7/1/15                    A-1+           18,000,000
         10,650,000 NY State Energy Res. & Dev. Auth. Poll. Control
                    VRDN (NY Elec. & Gas), Ser. D, 1.52s, 10/1/29                         VMIG1          10,650,000
         10,675,000 NY State Env. Fac. Corp. IFB (PA 221), 10.65s, 6/15/11
                    (acquired 11/24/97, cost $13,050,188) (RES)                           AAA/P          13,757,406
         10,000,000 NY State Env. Fac. Corp. Poll. Control IFB (State Wtr.
                    Revolving Fund), 10.7s, 6/15/12 (acquired 3/31/99,
                    cost $12,654,800) (RES)                                               AAA/P          12,975,000
                    NY State Env. Fac. Corp. Poll. Control Rev. Bonds
                    (State Wtr. Revolving Fund)
          6,870,000 Ser. B, 6.65s, 9/15/13                                                Aaa             7,090,183
          5,265,000 Ser. A, 6.55s, 9/15/10                                                Aaa             5,432,269
          9,000,000 NY State Env. Fac. Corp. Rev. Bonds, MBIA, 6s, 6/15/12                Aaa            10,338,750
          9,440,000 NY State Hsg. Fin. Agcy. Rev. Bonds (Multi-Fam. Hsg.
                    Insd. Mtge. Program), Ser. A, FHA Insd., 7s, 8/15/22                  AAA             9,661,557
                    NY State Hwy. & Bridge Auth. Hwy. & Bridge Rev.
                    Bonds, Ser. A, FSA
          1,000,000 6s, 4/1/16                                                            Aaa             1,115,000
          2,000,000 5.8s, 4/1/18                                                          Aaa             2,165,000
          2,000,000 5 3/4s, 4/1/17                                                        Aaa             2,175,000
         11,740,000 NY State Hwy. & Bridge Auth. Rev. Bonds, Ser. B,
                    MBIA, 5s, 4/1/05                                                      Aaa            12,444,400
                    NY State Local Govt. Assistance Corp. Rev. Bonds, Ser. E
         12,510,000 6s, 4/1/14                                                            AA-            14,230,125
          6,000,000 AMBAC, 6s, 4/1/14                                                     Aaa             6,862,500
          4,800,000 NY State Local Govt. Assistance Corp. VRDN,
                    Ser. B, 1 1/4s, 4/1/23                                                A-1+            4,800,000
                    NY State Med. Care Fac. Fin. Agcy. Rev. Bonds
          6,275,000 (Methodist Hosp. & Nursing Home), Ser. A, FHA
                    Insd., 6.7s, 8/15/23                                                  AA              6,465,572
         12,325,000 (NY Hosp.), Ser. A, AMBAC, 6 1/2s, 8/15/29                            Aaa            13,819,406
         15,000,000 NY State Pwr. Auth. FRB, 2.9s, 3/1/20                                 Aa2            15,206,250
          8,000,000 NY State Urban Dev. Corp. IFB, FSA, 11.032s, 1/1/11
                    (acquired 9/1/98, cost $10,832,480) (RES)                             AAA/P          10,730,000
                    NY State Urban Dev. Corp. Rev. Bonds
          5,250,000 (State Fac.), 5 3/4s, 4/1/12                                          AA-             5,847,188
          5,830,000 (Correctional Fac.), Ser. 7, 5.7s, 1/1/16                             AA-             6,157,937
         11,225,000 (State Fac.), 5.7s, 4/1/10                                            AA-            12,403,625
          7,710,000 (Correctional Fac.), Ser. A, 5 1/2s, 1/1/09                           AA-             8,413,538
                    NY. Cnty. Trust II Rev. Bonds
          6,000,000 (TOB Settlement), 5 3/4s, 6/1/43                                      A1              5,865,000
          5,925,000 (TOB Settlement Pass-Through Bonds), 5 5/8s, 6/1/35                   A1              5,739,844
         31,135,000 NY. State Pwr. Auth. Rev. Bonds, 5s, 11/15/06                         Aa2            33,625,800
                    NYC Indl. Dev. Agcy. Special Arpt. Fac. Rev. Bonds
                    (JFK I LLC Project), Ser. A
          9,500,000 6s, 7/1/27                                                            Baa3            9,321,875
          8,500,000 5 1/2s, 7/1/28                                                        Baa3            7,883,750
                    Orange Cnty. Indl. Dev. Agcy. Rev. Bonds (Arden Hill
                    Care Ctr. Newburgh), Ser. C
          2,450,000 7s, 8/1/31                                                            BB-/P           2,388,750
          2,300,000 7s, 8/1/21                                                            BB-/P           2,274,125
          7,750,000 St. Lawrence Cnty., Indl. Dev. Rev. Bonds
                    (St. Lawrence U.), Ser. A, MBIA, 5s, 7/1/28                           Aaa             7,517,500
          4,220,000 Suffolk Cnty., Judicial Fac. Agcy. Svc. Agreement
                    Rev. Bonds (John P. Cohalan Complex), AMBAC,
                    5s, 4/15/16                                                           Aaa             4,325,500
                    Suffolk Cnty., Indl. Dev. Agcy. Cont. Care Ret. Rev.
                    Bonds (Jefferson's Ferry), Ser. A
          4,000,000 7 1/4s, 11/1/28                                                       BB-/P           4,140,000
          4,000,000 7.2s, 11/1/19                                                         BB-/P           4,170,000
                    Suffolk Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (Peconic Landing)
         10,200,000 Ser. A, 8s, 10/1/30                                                   BB-/P          10,569,750
          5,000,000 Ser. A, 8s, 10/1/20                                                   BB-/P           5,156,250
          3,000,000 Ser. B, 7s, 10/1/30                                                   BB-/P           3,037,500
          2,800,000 Syracuse, Indl. Dev. Agcy. Rev. Bonds (1st Mtge. -
                    Jewish Home), Ser. A, 7 3/8s, 3/1/31                                  BB-/P           2,842,000
                    Triborough Bridge & Tunnel Auth. Gen. Purpose
                    Rev. Bonds
         38,750,000 (Convention Ctr.), Ser. E, 7 1/4s, 1/1/10                             AA-            44,901,563
         17,700,000 Ser. Y, 6s, 1/1/12                                                    Aa3            20,133,750
         10,680,000 Triborough Bridge & Tunnel Auth. IFB, 9.55s, 1/1/12
                    (acquired 10/24/97, cost $11,641,369) (RES)                           A+             12,775,950
         14,000,000 Triborough Bridge & Tunnel Auth. Rev. Bonds
                    (Convention Ctr.), Ser. E, 6s, 1/1/11                                 AA-            15,837,500
          4,500,000 Triborough Bridge & Tunnel Auth. Special Oblig.
                    IFB, 11.819s, 1/1/12 (acquired 7/10/92,
                    cost $4,528,204) (RES)                                                Aaa             4,657,500
         10,000,000 Westchester Cnty., Hlth. Care Corp. Rev. Bonds,
                    Ser. A, 5 7/8s, 11/1/25                                               A              10,350,000
          2,035,000 Yonkers, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
                    (St. John's Riverside Hosp.), Ser. A, 7 1/8s, 7/1/31                  BBB-            2,131,663
                                                                                                     --------------
                                                                                                      1,362,770,911

Puerto Rico (4.7%)
-------------------------------------------------------------------------------------------------------------------
          3,915,000 Cmnwlth. of PR, G.O. Bonds, FSA, 6 1/2s, 7/1/13                       AAA             4,717,575
                    Cmnwlth. of PR, Hwy & Trans. Auth. Rev. Bonds,
          3,000,000 Ser. V, 6 5/8s, 7/1/12                                                A               3,056,280
          5,000,000 Ser. B, 6s, 7/1/26                                                    A               5,250,000
          3,500,000 Ser. B, MBIA, 5 7/8s, 7/1/35                                          Aaa             3,828,125
         10,000,000 PR Elec. Pwr. Auth. IFB, MBIA, 12.16s, 7/1/07
                    (acquired 10/30/97, cost $13,825,000) (RES)                           Aaa            13,412,500
                    PR Elec. Pwr. Auth. Rev. Bonds
         10,000,000 Ser. AA, MBIA, 5 3/8s, 7/1/27                                         Aaa            10,200,000
          2,000,000 MBIA, 5s, 7/1/28                                                      Aaa             1,980,000
         20,000,000 PR Infrastructure Fin. Auth. Special Rev. Bond, Ser. A,
                    5 1/2s, 10/1/40                                                       Aaa            20,850,000
          5,500,000 U. of PR Rev. Bonds, Ser. O, MBIA, 5 3/8s, 6/1/30                     Aaa             5,561,870
                                                                                                     --------------
                                                                                                         68,856,350
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $1,342,704,760) b)                                       $1,431,627,261
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $1,458,086,969.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at May 31, 2002 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at May 31, 2002. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

  (b) The aggregate identified cost on a tax basis is $1,344,040,710, resulting in gross unrealized appreciation and depreciation of $95,191,648 and $7,605,097 respectively, or net unrealized appreciation of $87,586,551.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at May 31, 2002 was $134,457,419 or 9.2% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at May 31, 2002.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, VRDN's and FRB's are the current interest rates at May 31, 2002.

      The fund had the following industry group concentration greater than 10% at May 31, 2002 (as a percentage of net assets):

            Transportation        15.7%

      The fund had the following insurance concentration greater than 10% at May 31, 2002 (as a percentage of net assets):

            MBIA                  16.4%

------------------------------------------------------------------------------
Futures Contracts Outstanding at May 31, 2002 (Unaudited)

                                Aggregate Face   Expiration     Unrealized
                   Total Value       Value         Date        Depreciation
------------------------------------------------------------------------------
Municipal Bond
Future (short)     $31,396,877    $30,384,383     Jun-02       $(1,012,494)
------------------------------------------------------------------------------
Swap Contracts Outstanding at May 31, 2002 (Unaudited)

                                        Notional    Termination    Unrealized
                                         Amount        Date       Depreciation
------------------------------------------------------------------------------
Agreement with
Goldman Sachs
Capital Markets
dated April 25,
2002 to
receive/(pay) at
maturity the
notional amount
multiplied by the
difference
between the
return of the AAA
General
Obligations yield
curve rate
multiplied by a
factor minus one
and pay the
notional amount
multiplied by
three month USD
LIBOR adjusted by
a specified
spread.                              $14,000,000     July-02      $(224,560)
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
May 31, 2002 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$1,342,704,760) (Note 1)                                                     $1,431,627,261
-------------------------------------------------------------------------------------------
Cash                                                                                753,904
-------------------------------------------------------------------------------------------
Interest and other receivables                                                   24,947,791
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              569,549
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   14,002,091
-------------------------------------------------------------------------------------------
Receivable for variation margin (Note 1)                                             28,125
-------------------------------------------------------------------------------------------
Total assets                                                                  1,471,928,721

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                             2,344,108
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  6,949,882
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                        1,702,255
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      1,834,282
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           98,841
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                       88,278
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          4,076
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              534,711
-------------------------------------------------------------------------------------------
Payable for open swap contracts (Note 1)                                            224,560
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               60,759
-------------------------------------------------------------------------------------------
Total liabilities                                                                13,841,752
-------------------------------------------------------------------------------------------
Net assets                                                                   $1,458,086,969

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                             $ 1,381,222,728
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                      3,256,815
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                           (14,078,021)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                       87,685,447
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                  $1,458,086,969

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,331,956,331 divided by 151,480,085 shares)                                        $8.79
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $8.79)*                                $9.23
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($119,147,762 divided by 13,579,802 shares)+                                          $8.77
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($5,174,573 divided by 588,559 shares)+                                               $8.79
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($1,808,303 divided by 205,595 shares)                                                $8.80
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $8.80)**                               $9.10
-------------------------------------------------------------------------------------------

 * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales, the offering price is reduced.

 + Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

   The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended May 31, 2002 (Unaudited)
Interest income:                                                                $40,043,012
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  3,651,861
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      610,884
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                   22,658
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     12,008
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             1,337,179
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               497,549
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                                26,164
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                 4,471
-------------------------------------------------------------------------------------------
Other                                                                               238,876
-------------------------------------------------------------------------------------------
Total expenses                                                                    6,401,650
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (51,855)
-------------------------------------------------------------------------------------------
Net expenses                                                                      6,349,795
-------------------------------------------------------------------------------------------
Net investment income                                                            33,693,217
-------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                  3,122,892
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                     279,400
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments, future contracts,
and swap contracts during the period                                             (3,894,084)
-------------------------------------------------------------------------------------------
Net loss on investments                                                            (491,792)
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $33,201,425
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended            Year ended
                                                                           May 31           November 30
                                                                            2002*                  2001
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                              $   33,693,217        $   70,606,932
-------------------------------------------------------------------------------------------------------
Net realized gain on investments                                        3,402,292            12,087,736
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments              (3,894,084)           32,881,576
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   33,201,425           115,576,244
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
  From net investment income
   Class A                                                            (30,147,809)          (64,049,402)
-------------------------------------------------------------------------------------------------------
   Class B                                                             (2,256,471)           (6,285,019)
-------------------------------------------------------------------------------------------------------
   Class C                                                                (96,596)              (83,665)
-------------------------------------------------------------------------------------------------------
   Class M                                                                (37,608)              (74,517)
-------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                     (29,723,937)             (446,184)
-------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                               (29,060,996)           44,637,457

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period                                                 1,487,147,965         1,442,510,508
-------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment income
of $3,256,815 and $2,102,082, respectively)                        $1,458,086,969        $1,487,147,965
-------------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                             May 31
operating performance               (Unaudited)                       Year ended November 30
------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.79        $8.52        $8.32        $9.05        $9.02        $8.91
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .20          .42          .45          .44          .43          .46
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                --          .27          .20         (.65)         .13          .12
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .20          .69          .65         (.21)         .56          .58
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.20)        (.42)        (.45)        (.44)        (.43)        (.47)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --         (.08)        (.10)          --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.20)        (.42)        (.45)        (.52)        (.53)        (.47)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.79        $8.79        $8.52        $8.32        $9.05        $9.02
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  2.27*        8.24         8.07        (2.42)        6.47         6.69
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,331,956   $1,362,488   $1,276,566   $1,374,040   $1,620,108   $1,725,773
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .41*         .81          .82          .83          .83          .79
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.33*        4.80         5.40         5.02         4.79         5.19
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  5.64*       18.63        14.86        13.24        31.55        81.95
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charge.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                             May 31
operating performance               (Unaudited)                       Year ended November 30
------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.77        $8.51        $8.31        $9.04        $9.00        $8.90
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .18          .37          .39          .38          .37          .40
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.01)         .25          .20         (.65)         .14          .11
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .17          .62          .59         (.27)         .51          .51
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.17)        (.36)        (.39)        (.38)        (.37)        (.41)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --         (.08)        (.10)          --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.17)        (.36)        (.39)        (.46)        (.47)        (.41)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.77        $8.77        $8.51        $8.31        $9.04        $9.00
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  1.94*        7.41         7.37        (3.06)        5.91         5.89
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $119,148     $117,722     $163,839     $195,618     $231,057     $227,747
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .73*        1.46         1.47         1.48         1.48         1.44
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.00*        4.18         4.75         4.37         4.12         4.53
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  5.64*       18.63        14.86        13.24        31.55        81.95
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charge.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------
                                    Six months
                                       ended                             For the period
Per-share                             May 31             Year ended      July 26, 1999+
operating performance               (Unaudited)         November 30        to Nov. 30
----------------------------------------------------------------------------------------
                                        2002         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.79        $8.53        $8.32        $8.61
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment income                    .17          .35          .38          .13
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.01)         .26          .21         (.29)
----------------------------------------------------------------------------------------
Total from
investment operations                    .16          .61          .59         (.16)
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                       (.16)        (.35)        (.38)        (.13)
----------------------------------------------------------------------------------------
Total distributions                     (.16)        (.35)        (.38)        (.13)
----------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.79        $8.79        $8.53        $8.32
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  1.86*        7.25         7.33        (1.87)*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $5,175       $5,145         $574         $356
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .81*        1.61         1.62          .58*
----------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               1.93*        3.93         4.57         1.59*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                  5.64*       18.63        14.86        13.24
----------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charge.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                             May 31
operating performance               (Unaudited)                       Year ended November 30
------------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1997
------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $8.79        $8.53        $8.33        $9.05        $9.02        $8.91
------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------
Net investment income                    .19          .40          .42          .41          .41          .43
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                --          .26          .20         (.64)         .13          .12
------------------------------------------------------------------------------------------------------------------
Total from
investment operations                    .19          .66          .62         (.23)         .54          .55
------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------
From net
investment income                       (.18)        (.40)        (.42)        (.41)        (.41)        (.44)
------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --         (.08)        (.10)          --
------------------------------------------------------------------------------------------------------------------
Total distributions                     (.18)        (.40)        (.42)        (.49)        (.51)        (.44)
------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $8.80        $8.79        $8.53        $8.33        $9.05        $9.02
------------------------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                  2.23*        7.78         7.74        (2.60)        6.15         6.37
------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $1,808       $1,793       $1,531       $1,837       $2,394       $1,865
------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .56*        1.11         1.12         1.13         1.13         1.09
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               2.18*        4.51         5.11         4.72         4.47         4.87
------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                  5.64*       18.63        14.86        13.24        31.55        81.95
------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charge.

(b) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
May 31, 2002 (Unaudited)

Note 1
Significant accounting policies

Putnam New York Tax Exempt Income Fund, ("the fund"), registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and New York State and City personal income tax as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital by investing primarily in a portfolio of longer-term New York tax exempt securities.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date;
thereafter, the remaining excess premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Equity swap contracts The fund may engage in equity swap agreements, which are arrangements to exchange the return generated by one instrument for the return generated by another instrument. To manage its exposure to equity markets the fund may enter into equity swap agreements, which involve a commitment by one party to pay interest in exchange for a market-linked return based on a notional principal amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty, respectively. Equity swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made at the end of the measurement period are recorded as realized gains or losses. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform.

E) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended May 31, 2002, the fund had no borrowings against the line of credit.

F) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At November 30, 2001, the fund had a capital loss carryover of approximately $581,000 available to the extent allowed by tax law to offset future net capital gain, if any, which will expire on November 30, 2007.

G) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based upon the lesser of (i) an annual rate of 0.50% of the average net assets of the fund or (ii) 0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.340% of the next $5 billion, and 0.330% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended May 31, 2002, the fund's expenses were reduced by $51,855 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,653 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.85%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended May 31, 2002, Putnam Retail Management, acting as underwriter received net commissions of $28,200 and $24 from the sale of class A and class M shares, respectively, and $85,497 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. For the six months ended May 31, 2002, Putnam Retail Management, acting as underwriter received $39 on Class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended May 31, 2002, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $76,620,860 and $147,102,323, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At May 31, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                             Six months ended May 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,315,550        $ 29,048,194
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             2,017,739          17,652,834
---------------------------------------------------------------------------
                                             5,333,289          46,701,028

Shares repurchased                          (8,896,987)        (77,831,975)
---------------------------------------------------------------------------
Net decrease                                (3,563,698)       $(31,130,947)
---------------------------------------------------------------------------

                                               Year ended November 30, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 17,811,043       $ 156,956,006
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             4,205,848          37,027,976
---------------------------------------------------------------------------
                                            22,016,891         193,983,982

Shares repurchased                         (16,779,384)       (147,854,496)
---------------------------------------------------------------------------
Net increase                                 5,237,507       $  46,129,486
---------------------------------------------------------------------------

                                             Six months ended May 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,026,533         $ 8,969,255
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               165,083           1,442,118
---------------------------------------------------------------------------
                                             1,191,616          10,411,373

Shares repurchased                          (1,037,224)         (9,061,958)
---------------------------------------------------------------------------
Net increase                                   154,392         $ 1,349,415
---------------------------------------------------------------------------

                                              Year ended November 30, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,469,349        $ 30,529,509
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               442,782           3,889,431
---------------------------------------------------------------------------
                                             3,912,131          34,418,940

Shares repurchased                          (9,748,758)        (85,809,411)
---------------------------------------------------------------------------
Net decrease                                (5,836,627)       $(51,390,471)
---------------------------------------------------------------------------

                                             Six months ended May 31, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    393,422         $ 3,433,879
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 9,105              79,620
---------------------------------------------------------------------------
                                               402,527           3,513,499

Shares repurchased                            (399,559)         (3,470,751)
---------------------------------------------------------------------------
Net increase                                     2,968         $    42,748
---------------------------------------------------------------------------

                                              Year ended November 30, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,048,450         $ 9,291,568
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 8,173              72,200
---------------------------------------------------------------------------
                                             1,056,623           9,363,768

Shares repurchased                            (538,360)         (4,766,109)
---------------------------------------------------------------------------
Net increase                                   518,263         $ 4,597,659
---------------------------------------------------------------------------

                                             Six months ended May 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     13,129           $ 115,422
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 3,878              33,948
---------------------------------------------------------------------------
                                                17,007             149,370

Shares repurchased                             (15,335)           (134,523)
---------------------------------------------------------------------------
Net increase                                     1,672           $  14,847
---------------------------------------------------------------------------

                                              Year ended November 30, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     41,135           $ 360,086
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                 6,529              61,715
---------------------------------------------------------------------------
                                                47,664             421,801

Shares repurchased                             (23,291)           (204,659)
---------------------------------------------------------------------------
Net increase                                    24,373           $ 217,142
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

As required, the fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies. This Guide requires that the fund amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities. Prior to December 1, 2001, the fund did not accrete discounts for certain fixed income securities. Adopting these accounting principles did not affect the fund's net asset value, but did change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle was not material to the financial statements.


PUTNAM IS A LEADER IN GLOBAL MONEY MANAGEMENT

Putnam Investments traces its heritage to the early 19th century when ship captains hired trustees to manage their money while they were away at sea. In a landmark 1830 decision that involved one such trustee, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management. In 1937, his great-great grandson founded Putnam with The George Putnam Fund of Boston, the first fund to offer a balanced portfolio of stocks and bonds. Today, Putnam Investments is one of the largest investment management firms in the world, and this balanced approach remains the foundation of everything we do.

With 65 years of experience, Putnam now has over $305 billion in assets under management, over 100 mutual funds, more than 14 million shareholder accounts, and nearly 3,000 institutional and 401(k) clients.

We're one of the largest mutual fund companies in the United States.

Putnam has won the DALBAR award for service ten times in the past eleven years. Putnam offers products in every investment category, including growth, value, and blend as well as international and fixed-income.

Teamwork is a cornerstone of Putnam's investment philosophy. Our funds are managed by teams in a collaborative environment that promotes an active exchange of information.

Putnam's disciplined investment philosophy is based on style consistency. We aim for less volatility over the short term and strong, consistent performance over time. Our truth in labeling approach ensures that we adhere to every fund's stated objective, style, and risk positioning.

We are committed to helping financial advisors provide sound, sensible guidance, information, and expertise to help investors reach their financial goals.


SERVICES FOR SHAREHOLDERS

HELP YOUR INVESTMENT GROW

Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account.
(Regular investing does not guarantee a profit or protect against loss in a declining market.)

SWITCH FUNDS EASILY

You can move money from one Putnam fund to another within the same class of shares without a service charge. (This privilege is subject to change or termination.)

ACCESS YOUR MONEY EASILY

You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

HOW TO BUY ADDITIONAL SHARES

You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

VISIT US AT WWW.PUTNAMINVESTMENTS.COM

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

USE OUR TOLL-FREE NUMBER

1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Balanced Fund *
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund
New Century Growth Fund *
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Technology Fund *
Vista Fund
Voyager Fund
Voyager Fund II

BLEND FUNDS

Asia Pacific Growth Fund *
Capital Appreciation Fund
Capital Opportunities Fund
Emerging Markets Fund *
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
International Growth Fund
International Voyager Fund
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

VALUE FUNDS

Balanced Retirement Fund *
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund *
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund +


INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Income Trust
High Yield Advantage Fund +
High Yield Trust
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund [SECTION MARK]
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund [SECTION MARK]
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* In anticipation of mergers expected later this year, these funds are closed to new investors.

+ Closed to new investors.

[SECTION MARK] An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen M. Oristaglio
Vice President

Jerome J. Jacobs
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam New York Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.


NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
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For account balances, economic forecasts, and the latest on Putnam funds, visit
www.putnaminvestments.com


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